Annual Fund Operating Expenses - Institutional Class Shares	Apr. 29, 2026
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	1.49%
Distribution and Service (12b-1) Fees	0.00%
Component1 Other Expenses	0.15%
Component2 Other Expenses	1.10%
Acquired Fund Fees and Expenses	0.06%	[1]
Expenses (as a percentage of Assets)	2.80%
Fee Waiver or Reimbursement	0.80%	[2]
Net Expenses (as a percentage of Assets)	2.00%
Fee Waiver or Reimbursement over Assets, Date of Termination	April 30, 2027

[1]	Acquired fund fees and expenses are indirect costs of investing in other investment companies.
[2]	IDX Advisors, LLC (the “Adviser”) has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (exclusive of interest, borrowing expenses, Shareholder service fees pursuant to a shareholder service plan, taxes, acquired fund fees and expenses, brokerage fees and commissions, dividend expenses on short sales, litigation expenses, and other expenditures which are capitalized in accordance with GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to not more than 1.79% through at least April 30, 2027. Subject to approval by the Board of Trustees, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund for three years after such fee waiver or expense reimbursements were incurred, if the Fund can make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time of recoupment. The current contractual agreement cannot be terminated for at least one year after the effective date without the Board of Trustees’ approval.